                                SCHWABFUNDS(R)


                          SCHWAB
                          ONESOURCE
                          PORTFOLIOS

                          - International
                          - Growth Allocation
                          - Balanced Allocation
                          - Small Company


                          Annual Report
                          October 31, 1997

                                                                October 31, 1997

Dear Shareholder,

With the support of investors like you, SchwabFunds(R) continues to be among the largest and fastest-growing mutual fund families in the nation. Charles Schwab Investment Management, Inc. (CSIM) now manages over $53 billion in assets for nearly 3 million SchwabFunds shareholders and offers 31 funds spanning a spectrum of financial markets and investing styles.

MAINTAINING A LONG-TERM PERSPECTIVE

The recent volatility in both domestic and international markets reminds us that investments can move in both directions, down as well as up, especially in the short term. For this reason, it is extremely important that you develop and stick with a long-term investment plan that is appropriate for your personal goals, time horizon and tolerance for risk. While it's a good idea to periodically review your portfolio, I would encourage you to avoid making changes merely in response to short-term market movements.

If you have any questions about your own investment plan, or need help getting started, contact your local Schwab branch to set up a free consultation with one of our representatives. Additionally, I encourage you to visit our Web site at www.schwab.com/schwabfunds where you'll find online resources and tools to help you evaluate or develop your investment plan.

NEW INVESTMENT OPPORTUNITIES

We recently introduced the Schwab OneSource Portfolios - Small Company Fund -- a professionally managed portfolio of small company mutual funds in one convenient investment. If you're looking for an easy, cost-effective way to tap into the growth potential of small companies, this Fund may be an appropriate investment for you. For a free prospectus, which contains more information, including fees and expenses, please call our toll-free line, 1-800-435-4000. Please be sure to read the prospectus before investing.

Thank you for placing your trust in SchwabFunds. We will continue to explore new strategies to help meet your investment needs and to provide you with timely information on SchwabFunds.


                                  /s/ Charles R. Schwab

                                  Charles R. Schwab

CONTENTS

A Word from SchwabFunds(R)                                                  2
The Portfolio Management Team                                               3
Market Overview                                                             4
Schwab OneSource Portfolios -- International Fund                          10
Schwab OneSource Portfolios --
Growth Allocation and Balanced Allocation Funds                            14
Schwab OneSource Portfolios -- Small Company Fund                          19
Financial Statements and Notes                                             24

A WORD FROM SCHWABFUNDS(R)


We are pleased to provide you with the annual report for the Schwab OneSource Portfolios for the fiscal year ended October 31, 1997. In this report, you will find performance statistics and other useful information for each of the four Schwab OneSource Portfolios -- International, Growth Allocation, Balanced Allocation, and Small Company.

We would like to take this opportunity to especially welcome shareholders of our newest OneSource Portfolio -- Small Company Fund, which commenced operations on September 16, 1997, following a very successful subscription offering of $165 million. As of October 31, 1997, combined total net assets for the four OneSource Portfolios were $473 million, and the number of shareholder accounts exceeded 71,000.

We're pleased that our investors recognize that these Portfolios are a smart and efficient way to participate in a professionally managed portfolio of actively managed mutual funds through a single investment. Senior portfolio manager Cynthia Liu and her team, with data provided by the Schwab Mutual Fund Research Group, use sophisticated quantitative tools and techniques to provide a level of day-to-day portfolio analysis and management that few investors could replicate.

INFORMING INVESTORS

One of our top priorities continues to be keeping you informed about your investments. For each of the OneSource Portfolios, in addition to this annual report, we offer a wealth of information on our web site at WWW.SCHWAB.COM/SCHWABFUNDS. Alternatively, you can call our shareholder information line at 1-888-9 NO LOAD (1-888-966-5623) each month for current fund and market information. Our quarterly newsletter, Market Views, gives you firsthand insight to the opinions of some of today's most respected portfolio managers, as well as quarterly performance updates and top holdings for the OneSource Portfolios. For a free prospectus, call our toll-free line at 1-800-435-4000. The prospectus contains more information, including fees and expenses. Please read the prospectus carefully before investing.

SMART INVESTMENT STRATEGIES

Investing the same amount of money on a regular basis -- every month or quarter, for example, without regard to overall market condition -- may help minimize the effects of market volatility on your long-term investment plan. With this investment strategy, better known as dollar-cost averaging, you automatically buy more shares when prices dip and fewer shares when prices rise.

Consider a simple hypothetical example: Let's say you decide to invest $400 on a regular basis in a single mutual fund, as shown in the table to the left. In this example, your average cost basis would be lower than the average share price during the period by $0.51 per share. 1

                                                                            Number of
                                           Fixed Investment  Share Price  Shares Purchased
Purchase #1                                     $400.00       $10.00         40
Purchase #2                                     $400.00        $8.00         50
Purchase #3                                     $400.00        $5.00         80
Purchase #4                                     $400.00        $8.00         50
Purchase #5                                     $400.00       $10.00         40
Total                                         $2,000.00       $41.00        260

Average share price ($41/5 periods):                                      $8.20
Your average cost basis ($2,000/260 shares):                              $7.69
Per-share advantage:                                                      $0.51

 1 This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

Of course, in this hypothetical example, you would have been better off buying $2,000 worth at a share price of $5 -- but you'd have to be pretty lucky to know that in advance. Dollar-cost averaging requires very little effort, especially if you take advantage of free Schwab programs that make it easy and convenient to invest regularly:

- AUTOMATIC INVESTMENT PLAN (AIP) lets you make subsequent purchases of mutual funds you already own, including SchwabFunds(R), on a regular basis, for as little as $100 per fund. You can use the cash or sweep shares of your Schwab Money Fund already available in your Schwab account, 2 or you can enroll in Schwab's free MoneyLink Transfer Service(R) to automatically fund your Schwab account.

- MONEYLINK TRANSFER SERVICE(R) allows you to make periodic cash transfers of just $50 or more to your Schwab Account automatically from your bank account or payroll or government check and helps put your money to work faster. 3

Please remember that these programs do not ensure a profit or protect against losses in a declining market, but if you invest for the long term, dollar-cost averaging through regular investing can help smooth the effects of market volatility. For more information on these services, call 1-800-435-4000.

Thank you for investing with us.

 2 Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

 3 The terms of your specific Schwab account will dictate when your Schwab MoneyLink transfers are swept into a money market fund and begin earning money market dividend income.

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Funds' portfolios. Steve joined Charles Schwab Investment Management (CSIM) as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an M.B.A. from the Wharton School and a B.A. in economics from Virginia Tech and has been a chartered financial analyst since 1985.

CYNTHIA LIU, Vice President and Senior Portfolio Manager, has primary responsibility for day-to-day management of the Funds. Cynthia joined CSIM in July 1996 and currently manages the four Schwab OneSource Portfolios. Prior to joining CSIM, Cynthia was Director of Investment Strategy at Jardine Fleming Unit Trust in Hong Kong. She was honored with the Alfred Dunhill Award of Excellence in the 1995 Fund Manager of the Year awards, sponsored by the South China Morning Post. Cynthia holds a B.A. in economics from National Cheng-chi University in Taiwan and is a chartered financial analyst.

The following Market Overview as well as the answers to questions for each fund are provided by the Portfolio Management Team.

MARKET OVERVIEW





                              REAL GDP GROWTH RATE

                   Quarterly percentage change in annual rate

Q1  1990           0.041
Q2  1990           0.013
Q3  1990          -0.019
Q4  1990          -0.041
Q1  1991          -0.022
Q2  1991           0.017
Q3  1991            0.01
Q4  1991            0.01
Q1  1992           0.047
Q2  1992           0.025
Q3  1992            0.03
Q4  1992           0.043
Q1  1993          -0.001
Q2  1993           0.019
Q3  1993           0.023
Q4  1993           0.048
Q1  1994           0.025
Q2  1994           0.049
Q3  1994           0.035
Q4  1994            0.03
Q1  1995           0.004
Q2  1995           0.007
Q3  1995           0.038
Q4  1995           0.003
Q1  1996            0.02
Q2  1996           0.047
Q3  1996           0.021
Q4  1996           0.038
Q1  1997           0.049
Q2  1997           0.033
Q3  1997           0.033

Source: Bloomberg L.P.

- The economy, as measured by the growth of real GDP, continues to expand at a healthy rate. The real GDP growth rate was 3.2% for the 1996 calendar year and 3.9% (on an annualized basis) for the first nine months of 1997.

- The strength of the economy and tight labor markets (refer to page 5) continue to lead to speculation regarding potential acceleration in both wage and price inflation and whether more restrictive Federal Reserve policy is imminent. The Federal Reserve has indicated that it is "on alert" for signs of accelerating inflation whether caused by tight labor markets or by consumer spending fueled by a strong stock market.

- At the time of this writing, the economy appears poised for continued growth, extending the current economic expansion that began in 1991.

                             U.S. UNEMPLOYMENT RATE


Rate
Jan-90            0.053
Feb-90            0.053
Mar-90            0.052
Apr-90            0.054
May-90            0.053
Jun-90            0.051
Jul-90            0.054
Aug-90            0.056
Sep-90            0.057
Oct-90            0.058
Nov-90             0.06
Dec-90            0.062
Jan-91            0.063
Feb-91            0.065
Mar-91            0.068
Apr-91            0.066
May-91            0.068
Jun-91            0.068
Jul-91            0.067
Aug-91            0.068
Sep-91            0.068
Oct-91            0.069
Nov-91            0.069
Dec-91            0.071
Jan-92            0.071
Feb-92            0.073
Mar-92            0.073
Apr-92            0.073
May-92            0.074
Jun-92            0.077
Jul-92            0.076
Aug-92            0.076
Sep-92            0.075
Oct-92            0.074
Nov-92            0.073
Dec-92            0.073
Jan-93            0.071
Feb-93             0.07
Mar-93             0.07
Apr-93             0.07
May-93            0.069
Jun-93            0.069
Jul-93            0.068
Aug-93            0.067
Sep-93            0.067
Oct-93            0.067
Nov-93            0.065
Dec-93            0.064
Jan-94            0.067
Feb-94            0.066
Mar-94            0.065
Apr-94            0.064
May-94             0.06
Jun-94             0.06
Jul-94            0.061
Aug-94            0.061
Sep-94            0.059
Oct-94            0.056
Nov-94            0.056
Dec-94            0.054
Jan-95            0.056
Feb-95            0.054
Mar-95            0.058
Apr-95            0.057
May-95            0.057
Jun-95            0.056
Jul-95            0.057
Aug-95            0.053
Sep-95            0.056
Oct-95            0.055
Nov-95            0.056
Dec-95            0.056
Jan-96            0.058
Feb-96            0.055
Mar-96            0.056
Apr-96            0.054
May-96            0.056
Jun-96            0.053
Jul-96            0.054
Aug-96            0.051
Sep-96            0.052
Oct-96            0.052
Nov-96            0.053
Dec-96            0.053
Jan-97            0.054
Feb-97            0.053
Mar-97            0.052
Apr-97            0.049
May-97            0.048
Jun-97             0.05
Jul-97            0.048
Aug-97            0.049
Sep-97            0.049
Oct-97            0.047

Source: Bloomberg L.P.

- Job growth has remained robust and the unemployment rate has reached a new low for this decade. In fact, the October rate of 4.7% represents the lowest rate in 24 years.

- The combination of a tight labor market, as evidenced by low unemployment rates and strong economic growth, typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains, as we experienced in the second and third quarters, allow manufacturers to keep a lid on prices in the face of rising wages without trimming profit margins.

                              MEASURES OF INFLATION


----- = Monthly Consumer Price Index


Jan-90                  0.052
Feb-90                  0.053
Mar-90                  0.052
Apr-90                  0.047
May-90                  0.044
Jun-90                  0.047
Jul-90                  0.048
Aug-90                  0.056
Sep-90                  0.062
Oct-90                  0.063
Nov-90                  0.063
Dec-90                  0.061
Jan-91                  0.057
Feb-91                  0.053
Mar-91                  0.049
Apr-91                  0.049
May-91                   0.05
Jun-91                  0.047
Jul-91                  0.044
Aug-91                  0.038
Sep-91                  0.034
Oct-91                  0.029
Nov-91                   0.03
Dec-91                  0.031
Jan-92                  0.026
Feb-92                  0.028
Mar-92                  0.032
Apr-92                  0.032
May-92                   0.03
Jun-92                  0.031
Jul-92                  0.032
Aug-92                  0.031
Sep-92                   0.03
Oct-92                  0.032
Nov-92                   0.03
Dec-92                  0.029
Jan-93                  0.033
Feb-93                  0.032
Mar-93                  0.031
Apr-93                  0.032
May-93                  0.032
Jun-93                   0.03
Jul-93                  0.028
Aug-93                  0.028
Sep-93                  0.027
Oct-93                  0.028
Nov-93                  0.027
Dec-93                  0.027
Jan-94                  0.025
Feb-94                  0.025
Mar-94                  0.025
Apr-94                  0.024
May-94                  0.023
Jun-94                  0.025
Jul-94                  0.028
Aug-94                  0.029
Sep-94                   0.03
Oct-94                  0.026
Nov-94                  0.027
Dec-94                  0.027
Jan-95                  0.028
Feb-95                  0.029
Mar-95                  0.029
Apr-95                  0.031
May-95                  0.032
Jun-95                   0.03
Jul-95                  0.028
Aug-95                  0.026
Sep-95                  0.025
Oct-95                  0.028
Nov-95                  0.026
Dec-95                  0.025
Jan-96                  0.027
Feb-96                  0.027
Mar-96                  0.028
Apr-96                  0.029
May-96                  0.029
Jun-96                  0.028
Jul-96                   0.03
Aug-96                  0.029
Sep-96                   0.03
Oct-96                   0.03
Nov-96                  0.033
Dec-96                  0.033
Jan-97                   0.03
Feb-97                   0.03
Mar-97                  0.028
Apr-97                  0.025
May-97                  0.022
Jun-97                  0.023
Jul-97                  0.022
Aug-97                  0.022
Sep-97                  0.022
Oct-97                  0.021


_____ Quarterly Employment Cost Index

Jan-90                  0.053
Feb-90                  0.053
Mar-90                  0.053
Apr-90                  0.054
May-90                  0.054
Jun-90                  0.054
Jul-90                  0.051
Aug-90                  0.051
Sep-90                  0.051
Oct-90                  0.048
Nov-90                  0.048
Dec-90                  0.048
Jan-91                  0.046
Feb-91                  0.046
Mar-91                  0.046
Apr-91                  0.045
May-91                  0.045
Jun-91                  0.045
Jul-91                  0.043
Aug-91                  0.043
Sep-91                  0.043
Oct-91                  0.042
Nov-91                  0.042
Dec-91                  0.042
Jan-92                  0.041
Feb-92                  0.041
Mar-92                  0.041
Apr-92                  0.035
May-92                  0.035
Jun-92                  0.035
Jul-92                  0.034
Aug-92                  0.034
Sep-92                  0.034
Oct-92                  0.035
Nov-92                  0.035
Dec-92                  0.035
Jan-93                  0.034
Feb-93                  0.034
Mar-93                  0.034
Apr-93                  0.036
May-93                  0.036
Jun-93                  0.036
Jul-93                  0.036
Aug-93                  0.036
Sep-93                  0.036
Oct-93                  0.034
Nov-93                  0.034
Dec-93                  0.034
Jan-94                  0.032
Feb-94                  0.032
Mar-94                  0.032
Apr-94                  0.031
May-94                  0.031
Jun-94                  0.031
Jul-94                  0.031
Aug-94                  0.031
Sep-94                  0.031
Oct-94                  0.03
Nov-94                  0.03
Dec-94                  0.03
Jan-95                  0.03
Feb-95                  0.03
Mar-95                  0.03
Apr-95                  0.03
May-95                  0.03
Jun-95                  0.03
Jul-95                  0.028
Aug-95                  0.028
Sep-95                  0.028
Oct-95                  0.028
Nov-95                  0.028
Dec-95                  0.028
Jan-96                  0.029
Feb-96                  0.029
Mar-96                  0.029
Apr-96                  0.029
May-96                  0.029
Jun-96                  0.029
Jul-96                  0.029
Aug-96                  0.029
Sep-96                  0.029
Oct-96                  0.03
Nov-96                  0.03
Dec-96                  0.03
Jan-97                  0.028
Feb-97                  0.028
Mar-97                  0.028
Apr-97                  0.028
May-97                  0.028
Jun-97                  0.028
Jul-97                  0.03
Aug-97                  0.03
Sep-97                  0.03
Oct-97

Source: Bloomberg L.P.

- Both the Employment Cost Index and Consumer Price Index (CPI) remained in check throughout the first three quarters of 1997, reflecting continued low levels of inflation.

- For the one-year period ended October 1997, the CPI rose 2.1%, the lowest rate since February 1987. Its core rate (which excludes the more volatile food and energy components) rose 2.3%, the lowest rate since 1965.

- Even though current levels of inflation are very low, the Federal Reserve has indicated its belief that the economy remains in the zone where inflation risks are on the upside and that it is poised to act preemptively by raising interest rates if necessary. The Federal Reserve did take action in March, increasing the Federal Funds Rate by 0.25% to 5.50%.

                            Total Return Performance

                      Value of a Hypothetical $1 investment

                                                           LEHMAN
                                                          BROTHERS
                              SCHWAB        SCHWAB        GENERAL
                             SMALL CAP   INTERNATIONAL   U.S. GOV'T
                S&P 500(R)    INDEX(R)     INDEX(R)        INDEX
                     1             1             1             1
Nov-96           1.076          1.04         1.046         1.017
Dec-96           1.054         1.059         1.037         1.007
Jan-97            1.12         1.084         1.003         1.008
Feb-97           1.129         1.058         1.019          1.01
Mar-97           1.083         1.006         1.026         0.999
Apr-97           1.147         1.009         1.037         1.013
May-97           1.217         1.132         1.114         1.022
Jun-97           1.271         1.191         1.179         1.033
Jul-97           1.373         1.259          1.21         1.063
Aug-97           1.296         1.288         1.123         1.052
Sep-97           1.367         1.389         1.194         1.068
Oct-97           1.321         1.328         1.097         1.086


Total return assumes reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. The indices are representative returns of specific market sectors during the one-year reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

- Despite corrections in March, August, and October, domestic equity investments continued to be the best performing asset class and achieved strong returns for the one-year reporting period. Large-cap domestic stocks, as represented by the S&P 500 Index, achieved a total return of 32.1%, while small-cap stocks, as represented by the Schwab Small-Cap Index, achieved a total return of 32.8%.

- International stocks, as represented by the Schwab International Index, achieved a return of 9.7% for the one-year reporting period, following an Asian-led correction of 9.7% during the month of October.

- U.S. Government bonds, as represented by the Lehman Brothers General U.S. Government Index, achieved a lower, albeit less-volatile, return of 8.6% for the one-year reporting period.

                         S&P 500(R) PRICE/EARNINGS RATIO

                                                             S&P 500 PRICE
         Jan-90                                                     14.37
         Feb-90                                                     14.21
         Mar-90                                                     14.77
         Apr-90                                                     14.82
         May-90                                                     15.84
         Jun-90                                                     16.66
         Jul-90                                                     16.65
         Aug-90                                                     15.57
         Sep-90                                                     14.9
         Oct-90                                                     14.36
         Nov-90                                                     14.59
         Dec-90                                                     15.19
         Jan-91                                                     14.95
         Feb-91                                                     16.82
         Mar-91                                                     17.48
         Apr-91                                                     17.85
         May-91                                                     17.92
         Jun-91                                                     17.96
         Jul-91                                                     18.07
         Aug-91                                                     19.72
         Sep-91                                                     19.88
         Oct-91                                                     19.92
         Nov-91                                                     21.02
         Dec-91                                                     21.86
         Jan-92                                                     23.35
         Feb-92                                                     23.83
         Mar-92                                                     25.45
         Apr-92                                                     25.51
         May-92                                                     25.71
         Jun-92                                                     25.08
         Jul-92                                                     25.61
         Aug-92                                                     25.5
         Sep-92                                                     24.37
         Oct-92                                                     23.94
         Nov-92                                                     24.08
         Dec-92                                                     24.01
         Jan-90                                                     24.2
         Feb-90                                                     24.25
         Mar-90                                                     24.22
         Apr-90                                                     23.2
         May-90                                                     23.21
         Jun-90                                                     22.58
         Jul-90                                                     22.52
         Aug-90                                                     23.02
         Sep-90                                                     23.74
         Oct-93                                                     23.97
         Nov-93                                                     22.25
         Dec-93                                                     23.55
         Jan-94                                                     22.98
         Feb-94                                                     21.17
         Mar-94                                                     20.34
         Apr-94                                                     20.1
         May-94                                                     20.16
         Jun-94                                                     19.76
         Jul-94                                                     18.64
         Aug-94                                                     18.9
         Sep-94                                                     18.26
         Oct-94                                                     17.55
         Nov-94                                                     16.58
         Dec-94                                                     16.98
         Jan-95                                                     16.23
         Feb-95                                                     16.2
         Mar-95                                                     16.5
         Apr-95                                                     16.02
         May-95                                                     16.43
         Jun-95                                                     16.82
         Jul-95                                                     16.55
         Aug-95                                                     16.18
         Sep-95                                                     16.86
         Oct-95                                                     16.18
         Nov-95                                                     17.14
         Dec-95                                                     17.41
         Jan-96                                                     18.11
         Feb-96                                                     18.56
         Mar-96                                                     18.94
         Apr-96                                                     19.16
         May-96                                                     19.48
         Jun-94                                                     19.3
         Jul-96                                                     18.31
         Aug-96                                                     18.62
         Sep-96                                                     19.75
         Oct-96                                                     19.6
         Nov-96                                                     21.05
         Dec-96                                                     20.7
         Jan-97                                                     20.55
         Feb-97                                                     20.98
         Mar-97                                                     19.87
         Apr-97                                                     20.24
         May-97                                                     21.43
         Jun-97                                                     22.45
         Jul-97                                                     23.92
         Aug-97                                                     22.64
         Sep-97                                                     24
         Oct-97                                                     22.84



Source: Bloomberg L.P.


- The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential.

- The price/earnings ratio for the S&P 500 was 22.8 at the close of the reporting period, well above its 30-year average of 14.7.

- Based on other traditional measures such as the price-to-book value ratio or dividend yield, the U.S. stock market valuation, as measured by the S&P 500, reached historical highs during the reporting period.

- Although low inflation and interest rates and strong flows into mutual funds have helped the U.S. equity markets reach these levels, Federal Reserve Chairman Greenspan has warned that current stock market values make sense only if the outlook for corporate earnings growth remains positive, an assumption which, as always, will be widely debated by market participants.

                         MSCI-EAFE(R) COUNTRY US$ RETURN
                     for the one-year period ended 10/31/97

Finland              0.4835
Spain                0.3907
Norway               0.3433
Denmark              0.3427
Netherlands          0.33
United Kingdom       0.3038
Switzerland          0.2938
Sweden               0.2666
Italy                0.2381
Germany              0.2023
Ireland              1.1764
France               0.1339
Belgium              0.1224
Austria              0.051
New Zealand         -0.0309
Australia           -0.0664
Hong Kong           -0.1688
Japan               -0.2418
Singapore           -0.3048
Malaysia            -0.5688

Source: Datastream



- Returns for the reporting period were generally strong for European countries, with the highest returns in Finland, Spain, Norway, and Denmark. Asian country returns were generally negative for the period, with the weakest returns in Malaysia, Singapore, Japan, and Hong Kong.

- The total return expressed in U.S. dollars for the MSCI-EAFE Index for the one-year reporting period was 4.6%. For the same period, the total return expressed in local currencies was 12.0%, reflecting the relative strength of the U.S. dollar versus most foreign currencies.

SCHWAB ONESOURCE PORTFOLIOS -- INTERNATIONAL FUND

The Schwab OneSource Portfolios -- International offers broad international diversification with the convenience of a single investment. The Fund can be used to fulfill all or part of the international equity component of your asset allocation plans.

TOP TEN HOLDINGS 1

---------------------------------------------------------
MUTUAL FUND                         % OF FUND INVESTMENTS
---------------------------------------------------------
BT International Equity Fund            10.3
---------------------------------------------------------
SoGen Overseas Fund                      9.5
---------------------------------------------------------
Janus Overseas Fund                      9.3
---------------------------------------------------------
American Century -- Twentieth
Century International Growth Fund        9.3
---------------------------------------------------------
Oppenheimer International
Growth Fund -- Class A                   7.6
---------------------------------------------------------
Ivy International Fund -- Class A        7.0
---------------------------------------------------------
Excelsior Pan European Fund              6.5
---------------------------------------------------------
Hotchkis & Wiley International Fund      6.2
---------------------------------------------------------
Scudder Japan Fund                       6.2
---------------------------------------------------------
Oakmark International Fund               6.1
---------------------------------------------------------
TOTAL                                   78.0%
---------------------------------------------------------

TOP FIVE COUNTRIES 1

---------------------------------------------------
COUNTRY                       % OF FUND INVESTMENTS
---------------------------------------------------
Japan                                   14.4
---------------------------------------------------
United Kingdom                          12.7
---------------------------------------------------
France                                   9.6
---------------------------------------------------
Switzerland                              6.1
---------------------------------------------------
The Netherlands                          5.7
---------------------------------------------------
TOTAL                                   48.5%
---------------------------------------------------


ASSET MIX 1

---------------------------------------------------
TYPE OF INVESTMENT            % OF FUND INVESTMENTS
---------------------------------------------------
International mutual funds             76.9
---------------------------------------------------
Global mutual funds                     1.0
---------------------------------------------------
European region mutual funds            8.6
---------------------------------------------------
Single-country mutual funds             7.4
---------------------------------------------------
Cash equivalents                        6.1
---------------------------------------------------
TOTAL                                 100.0%
---------------------------------------------------

REGIONAL DIVERSIFICATION 1

---------------------------------------------------
REGION                        % OF FUND INVESTMENTS
---------------------------------------------------
Developed Europe(2)                    55.4
---------------------------------------------------
Developed Pacific(3)                   17.9
---------------------------------------------------
Emerging Markets                        8.6
---------------------------------------------------
Other Investments                       6.6
---------------------------------------------------
Cash Equivalents                        6.1
---------------------------------------------------
Canada                                  2.8
---------------------------------------------------
United States                           2.6
---------------------------------------------------
TOTAL                                 100.0%
---------------------------------------------------

 1 This information is as of 10/31/97 and may not be indicative of current or future investments. A complete listing of the Fund's holdings as of 10/31/97 can be found in the Schedule of Investments later in this report.

 2 Developed Europe includes the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

 3 Developed Pacific includes the following countries: Australia, Hong Kong, Indonesia, Japan, Malaysia, New Zealand, Singapore, and Thailand.

FUND PERFORMANCE

The graph to the right compares the growth of a hypothetical $10,000 investment in the Schwab OneSource Portfolios -- International, made at inception, with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East(R) Index (MSCI-EAFE). A detailed analysis of the respective performances of the Fund and the Index is provided in the Questions to the Portfolio Management Team section.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

                      ONESOURCE PORTFOLIOS -- INTERNATIONAL
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT


          ONESOURCE PORTFOLIO-          MSCI-EAFE
DATE         INTERNATIONAL                INDEX
------    ---------------------------   ---------
10/16/96                 $10,000        $10,000
10/31/96                  $9,910         $9,836
11/30/96                 $10,220        $10,228
12/31/96                 $10,313        $10,096
 1/31/97                 $10,426         $9,742
 2/28/97                 $10,599         $9,902
 3/31/97                 $10,558         $9,938
 4/30/97                 $10,609         $9,991
 5/31/97                 $11,209        $10,641
 6/30/97                 $11,697        $11,227
 7/31/97                 $11,962        $11,409
 8/31/97                 $11,199        $10,557
 9/30/97                 $11,830        $11,148
10/31/97                 $11,046        $10,291


______ = OneSource Portfolios--International

------ = MSCI-EAFE Index




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/97

                                             One Year      Since inception (10/16/96)
---------------------------------------------------------------------------------------
ONESOURCE PORTFOLIOS -- INTERNATIONAL 4        11.47%                 10.00%
---------------------------------------------------------------------------------------
MSCI-EAFE Index                                 4.63%                  2.78%
---------------------------------------------------------------------------------------
Average foreign fund 5                          8.82%                  7.48%
---------------------------------------------------------------------------------------


CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED 9/30/97

                                                      Since inception (10/16/96)
---------------------------------------------------------------------------------------
ONESOURCE PORTFOLIOS -- INTERNATIONAL 4                         18.30%
---------------------------------------------------------------------------------------


 4 The Investment Manager and Schwab waived a portion of their fees during the period, and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, as of 10/31/97, the average annual one-year and since inception total returns would have been 10.56% and 9.14%, respectively. As of 9/30/97, the cumulative since inception total return would have been 17.42%.

 5 Based on data provided by Morningstar, Inc. Average total returns for 407 and 401 foreign funds, respectively, for the one-year and since inception periods (load-adjusted).

Schwab OneSource Portfolios -- International Fund
QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUND'S PERFORMANCE DURING THE ONE-YEAR REPORTING PERIOD COMPARE TO THAT OF ITS BENCHMARK, THE MSCI-EAFE(R) INDEX?

A: As shown on the table and graph in the Fund Performance section, the Fund achieved a total return of 11.47% vs. 4.63% for the MSCI-EAFE Index for the one-year period ended October 31, 1997. The Fund's outperformance of its benchmark index is attributable to a combination of strong performance in underlying funds as well as to our strategy to underweight our exposure to Japan and to overweight our holdings in funds with substantial exposure to Europe.

Q: WHICH SECTORS OR REGIONS PERFORMED WELL FOR THE FUND?

A: As shown in the Market Overview section, the developed (non-emerging) European markets achieved the strongest total returns for the reporting period. Exposure to emerging markets in Latin America and Eastern Europe during the first half of the period also contributed to the Fund's performance. The Japanese market represented the worst-performing sector for the Fund, although the portion of the Fund's portfolio allocated to Japan throughout the reporting period ranged just between 12% and 18%.

Q: WHAT IMPACT DID FLUCTUATIONS IN CURRENCY EXCHANGE RATES HAVE ON THE PERFORMANCE OF INTERNATIONAL EQUITIES AND THE FUND?

A: Although the U.S. dollar exhibited significant strength relative to most foreign currencies during the reporting period, many of the underlying funds employed currency hedging strategies to varying degrees. While some hedging strategies were more successfully employed than others, the net impact of the strengthening U.S. dollar on the Fund was not substantial.

Q: HOW DID THE FUND'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS THE FUND POSITIONED VERSUS ITS BENCHMARK AT THE CLOSE OF THE PERIOD?

A: The chart on the following page depicts the asset mix for the Fund during the reporting period. During the first half of the reporting period, we reduced the cash position which resulted in the Fund being close to fully invested. We also reduced our exposure to North America by replacing our positions in global funds (which include investments in North America) with international and region specific funds. We also made a style shift towards large-cap stocks and away from small-cap stocks. In July, we eliminated our direct exposure to emerging market funds of Latin America, Eastern Europe, and Greater China and increased exposure to the developed markets in Europe.

As of October 31, 1997, the Fund had no direct emerging market exposure; however, it maintained some indirect exposure through holdings in some of the underlying funds, as shown on the opposite page. We believe the turmoil in the Asian emerging markets, caused by the currency devaluations, could increase the risk premium of all emerging markets, and thereby have a potentially negative impact on equity valuations for those countries.

                      ONESOURCE PORTFOLIOS - INTERNATIONAL
                                ACTUAL ASSET MIX

Regional Exposure
Reporting Summary-
  Report as of

                    10/31/96 11/30/96 12/31/96 1/31/97 2/28/97 3/31/97 4/30/97 5/31/97 6/30/97 7/31/97 8/31/97 9/30/97 10/31/97
Cash                  11.30%   4.71%     2.37%   4.58%   3.99%   2.63%   1.50%   2.90%   3.00%   4.17%   4.48%   1.95%    1.95%
Other Investments      8.33%   7.32%     6.08%   8.16%   7.48%   9.86%  10.50%   8.70%   7.36%   5.98%   6.73%   6.20%    6.20%
Emerging Markets      10.54%   7.43%     9.74%  11.16%  11.53%  11.26%  13.00%  13.90%  14.66%  11.93%  11.26%  12.57%   12.57%
Developed Pacific     26.13%  29.81%    32.33%  30.00%  31.63%  29.95%  26.60%  27.60%  31.54%  27.63%  22.63%  22.39%   22.39%
Developed Europe      37.23%  43.32%    44.58%  43.17%  43.25%  44.43%  45.60%  44.40%  40.97%  47.65%  51.84%  53.83%   53.63%
North America          6.46%   7.40%     2.89%   2.94%   2.12%   1.66%   2.60%   2.50%   2.27%   2.64%   2.86%   3.06%    3.06%
                    -----------------------------------------------------------------------------------------------------------
                     100.00% 100.00%   100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00%  100.00%

*   =   North America
**  =   Developed Europe
*** =   Developed Pacific
+   =   Emerging Markets
++  =   Other investments
+++ =   Cash

Q.  WHAT IMPACT DID THE TURMOIL IN THE ASIAN EMERGING MARKETS HAVE ON THE FUND?

A: Although we had some exposure to the Asian emerging markets through holdings of some of the underlying funds, we had no direct exposure during the reporting period. Since we liquidated all of our emerging market funds of other regions, as well as our position in a fund invested predominantly in China, Hong Kong and Taiwan, immediately after the currency devaluation in Emerging Asia, the impact on the Fund's performance was minor.

SCHWAB ONESOURCE PORTFOLIOS -- GROWTH ALLOCATION AND BALANCED ALLOCATION FUNDS


Schwab OneSource Portfolios -- Growth Allocation Fund seeks capital growth with less volatility than a portfolio comprised entirely of stock funds. The Balanced Allocation Fund seeks capital growth and income with less volatility than the Growth Allocation Fund. The allocations of the Funds' portfolios will vary as the Investment Manager adjusts their respective asset mixes based on changing market conditions. Of the two Funds, the Growth Fund offers the greatest potential for return and risk due to its larger target allocation to equity funds.

ONESOURCE PORTFOLIOS -- GROWTH ALLOCATION FUND

ASSET MIX 1                 TOP TEN HOLDINGS 1
                            ---------------------------------------------------
                            MUTUAL FUND                   % OF FUND INVESTMENTS
                            ---------------------------------------------------
[PIE CHART]                 Strong Advantage Fund                   7.4
                            ---------------------------------------------------
Equity Funds:       72%     Sound Shore Fund                        6.6
Bond Funds:         14%     ---------------------------------------------------
Cash Equivalents:   14%     Janus Overseas Fund                     6.1
                            ---------------------------------------------------
                            Franklin California Growth Fund         5.7
                            ---------------------------------------------------
[PIE CHART]                 Longleaf Partners Realty Fund           5.6
                            ---------------------------------------------------
International:      20%     American Century -- Twentieth Century
Aggressive Growth:  18%     International Growth Fund               5.5
Growth:             14%     ---------------------------------------------------
Fixed Income:       14%     Barr Rosenberg
Cash:               14%     U.S. Small Capitalization Fund          4.8
Value:              13%     ---------------------------------------------------
Sector Funds:        7%     Oakmark Small Capital Fund              4.8
                            ---------------------------------------------------
                            Baron Asset Fund                        4.7
                            ---------------------------------------------------
                            White Oak Growth Stock Fund             4.2
                            ---------------------------------------------------
                            TOTAL                                  55.4%
                            ---------------------------------------------------

--------------------------------------------------------
                 MIX AS OF    MIX AS OF   TARGET MIX IN
                  10/31/97     4/30/97   NEUTRAL MARKETS
--------------------------------------------------------
Equity funds          72%        87%          80%
--------------------------------------------------------
Bond funds            14%        10%          15%
--------------------------------------------------------
Cash equivalents      14%         3%           5%
--------------------------------------------------------
TOTAL                100%       100%         100%
--------------------------------------------------------

 1 This information is as of 10/31/97 and may not be indicative of current or future investments. A complete listing of the Fund's holdings as of 10/31/97 can be found in the Schedule of Investments later in this report.

ONESOURCE PORTFOLIOS -- BALANCED ALLOCATION FUND

ASSET MIX 2                 TOP TEN HOLDINGS 2
                            ---------------------------------------------------
                            MUTUAL FUND                   % OF FUND INVESTMENTS
                            ---------------------------------------------------
Equity Funds:       55%     Strong Advantage Fund                  12.9
Bond Funds:         25%     ---------------------------------------------------
Cash Equivalents:   20%     Janus Overseas Fund                     5.4
                            ---------------------------------------------------
                            American Century -- Benham
                            Intermediate Term Treasury Fund         4.9
Fixed Income:       25%     ---------------------------------------------------
Cash:               20%     Federated U.S. Government Securities
Aggressive Growth:  13%     Fund 1 - 3 yrs. -- Institutional Shares 4.8
International:      16%     ---------------------------------------------------
Value:               9%     Sound Shore Fund                        4.6
Growth:              9%     ---------------------------------------------------
Sector Funds:        4%     Longleaf Partners Realty Fund           4.6
Balanced:            4%     Thornburg Limited Term
                            ---------------------------------------------------
                            U.S. Government Fund -- Class I         4.0
                            ---------------------------------------------------
                            Oakmark Small Capital Fund              3.8
                            ---------------------------------------------------
                            Franklin California Growth Fund         3.7
                            ---------------------------------------------------
                            Baron Asset Fund                        3.7
                            ---------------------------------------------------
                            TOTAL                                  52.4%
                            ---------------------------------------------------

--------------------------------------------------------
                  Mix as of  Mix as of   Target mix in
                  10/31/97    4/30/97    Neutral Markets
--------------------------------------------------------
Equity funds          55%        66%        60%
--------------------------------------------------------
Bond funds            25%        18%        35%
--------------------------------------------------------
Cash equivalents      20%        16%         5%
--------------------------------------------------------
TOTAL                100%       100%       100%
--------------------------------------------------------

 2 This information is as of 10/31/97 and may not be indicative of current or future investments. A complete listing of the Fund's holdings as of 10/31/97 can be found in the Schedule of Investments later in this report.

Schwab OneSource Portfolios -- Growth Allocation and Balanced Allocation Funds FUND PERFORMANCE

The graph to the right compares the growth of a hypothetical $10,000 investment in the Schwab OneSource Portfolios -- Growth Allocation and Balanced Allocation Funds, made at their inception, with similar investments in the S&P 500(R) Index and the Lehman Brothers General U.S. Government Index (Lehman Government Bond Index). A detailed analysis of the respective performances of the Funds and the indices is provided in the Questions to the Portfolio Management Team section.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

                             OneSource Portfolios --
                 Growth Allocation and Balanced Allocation Funds
                   Growth of a Hypothetical $10,000 Investment

Date         Growth Allocation Fund  Balanced Allocation Fund  S&P 500 Index  Lehman Gov't Bond Index
----         ----------------------  ------------------------  -------------  -----------------------
11/18/96            $10,000                $10,000                 $10,000             $10,000
11/30/96            $10,120                $10,100                 $10,271             $10,075
12/31/96            $10,077                $10,059                 $10,068              $9,972
01/31/97            $10,371                $10,322                 $10,696              $9,983
02/28/97            $10,310                $10,271                 $10,780              $9,997
03/31/97            $10,016                $10,018                 $10,338              $9,891
04/30/97            $10,229                $10,200                 $10,955             $10,033
05/31/97            $10,848                $10,676                 $11,621             $10,120
06/30/97            $11,274                $11,041                 $12,141             $10,233
07/31/97            $11,841                $11,517                 $13,106             $10,524
08/31/97            $11,547                $11,284                 $12,372             $10,419
09/30/97            $12,145                $11,770                 $13,049             $10,576
10/31/97            $11,760                $11,527                 $12,613             $10,759

_____     =    Growth Allocation Fund
-----     =    Balanced Allocation Fund
=====     =    S&P 500 Index
+++++     =    Lehman Gov't Bond Index


CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED 10/31/97

                                                      Since inception (11/18/96)
--------------------------------------------------------------------------------
OneSource Portfolios -- Growth Allocation Fund 1                  17.60%
--------------------------------------------------------------------------------
OneSource Portfolios -- Balanced Allocation Fund 1                15.27%
--------------------------------------------------------------------------------
S&P 500 Index                                                     26.13%
--------------------------------------------------------------------------------
Lehman Government Bond Index                                       7.59%
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED 9/30/97

                                                      Since inception (11/18/96)
--------------------------------------------------------------------------------
OneSource Portfolios -- Growth Allocation Fund 1                  21.45%
--------------------------------------------------------------------------------
OneSource Portfolios -- Balanced Allocation Fund 1                17.70%
--------------------------------------------------------------------------------


 1 The Investment Manager and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, as of 10/31/97, the cumulative since inception total returns would have been 16.81% and 14.23%, respectively, for the Growth Allocation and the Balanced Allocation Funds. As of 9/30/97, the cumulative since inception total returns would have been 20.64% and 16.73%, respectively, for the Growth Allocation and Balanced Allocation Funds.

Schwab OneSource Portfolios -- Growth Allocation and Balanced Allocation Funds QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUNDS PERFORM DURING THE ONE-YEAR REPORTING PERIOD?

A: As shown in the table on page 16, the Growth Allocation Fund and the Balanced Allocation Fund produced respective total returns of 17.60% and 15.27% for the period from inception (11/18/96) through October 31, 1997. Bear in mind that the target equity allocations are 80% and 60%, respectively, for the Growth and Balanced Allocation Funds. Given the stronger performance of the equity asset class relative to that of bonds, the relative performances of the two Funds and the indices remain consistent with our long-term expectations. However, we anticipate there may be future periods in which the short-term results could be reversed in markets where bonds may outperform equities.

Q: WHICH ASSET CLASSES OR FUNDS PERFORMED WELL FOR THE FUNDS?

A: As shown in the Market Overview section, large-cap and small-cap domestic equities represented the strongest performing asset classes during the reporting period. The strong performance of these sectors has been the primary factor determining the relative performances of the two OneSource Portfolio Allocation Funds and their performances relative to other indices.

Actively managed stock funds had a difficult time outperforming the various benchmark indices, such as the S&P 500 Index, because much of the growth during the reporting period was concentrated within a narrow group of large-cap stocks. Funds with greater allocations to equities, particularly to large-cap domestic equities, produced the best performance. Keep in mind that the target equity allocations are 80% for the Growth Allocation Fund and 60% for the Balanced Allocation Fund.

Q: HOW DID THE FUNDS' STRATEGIES CHANGE DURING THE REPORTING PERIOD? RELATIVE TO THEIR NEUTRAL TARGETS, HOW WERE THE FUNDS POSITIONED AT THE CLOSE OF THE REPORTING PERIOD?

Q: The graphs on the following page show the two Funds' actual asset mixes during the reporting period. Our strategy in both portfolios is still very much value oriented and prompted us to increase our exposure to small-cap stock funds (based on a more favorable one-year return outlook) and decrease our exposure to large-cap stock funds in the latter part of the reporting period. Both Funds, particularly the Balanced Allocation Fund, remained underweighted in bonds and overweighted in cash equivalents reflecting our assessment that as the spread between these two asset classes narrowed, cash equivalents became more attractive relative to bonds on a risk/reward basis and our continued cautionary stance.

Q: HOW DO THE ONESOURCE ALLOCATION PORTFOLIOS ATTEMPT TO MINIMIZE VOLATILITY? WHAT IMPACT SHOULD THE RECENT MARKET VOLATILITY HAVE ON MY INVESTMENT ALLOCATION TO THE ONESOURCE ALLOCATION PORTFOLIOS?

A: A primary objective of the OneSource Allocation Portfolios is to combine asset classes to enhance the return and risk profile of a total portfolio, based on the prevailing market outlook. Over the long term, we anticipate that the performance of the Balanced Allocation Fund, with a higher proportion of its assets allocated to bonds, should exhibit less volatility than that of the Growth Allocation Fund. This expectation is based on the fact that bonds historically have exhibited less volatility than stocks; therefore, as the proportion of the portfolio allocated to bonds increases, volatility should decrease.

Schwab OneSource Portfolios -- Growth Allocation and Balanced Allocation Funds QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM (continued)

                    ONESOURCE PORTFOLIOS -- GROWTH ALLOCATION
                                ACTUAL ASSET MIX

ONESOURCE - GROWTH
                      11/29/96  12/31/96  1/31/97  2/28/97  3/31/97  4/30/97  5/31/97  6/30/97  7/31/97  8/31/97  9/30/97  10/31/97
CASH                    20.41%    11.63%    9.28%    8.40%   14.71%    9.67%   11.62%   13.17%   10.97%   14.27%   11.12%    13.85%
BONDS                    5.93%     2.99%    2.84%    6.01%    6.10%    6.14%    7.87%    7.87%   10.84%   11.09%    9.23%    14.29%
INTERNATIONAL EQUITY    17.65%    18.89%   17.90%   17.49%   20.03%   23.67%   23.27%   25.73%   24.96%   23.88%   23.11%    20.43%
SMALL CAP EQUITY        10.20%    11.00%   11.92%    9.59%    4.96%    6.96%    9.59%   10.10%   12.95%   17.91%   18.16%    18.18%
LARGE CAP EQUITY        45.81%    55.49%   58.06%   58.51%   54.20%   53.56%   47.65%   43.13%   40.28%   32.65%   38.38%    33.25%

                       100.00%   100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%   100.00%



*    =    Large-cap equity
**   =    Small-cap equity
***  =    International equity
+    =    Bonds
++   =    Cash Equivalents


                   ONESOURCE PORTFOLIOS -- BALANCED ALLOCATION
                                ACTUAL ASSET MIX

ONESOURCE - BALANCED
                        11/29/96  12/31/96  1/31/97  2/28/97  3/31/97  4/30/97  5/31/97  6/30/97  7/31/97  8/31/97  9/30/97 10/31/97
CASH                      27.26%    22.74%   19.37%   21.65%   22.62%   22.26%   21.75%   16.59%   14.36%   17.09%   15.84%   19.80%
BONDS                     13.76%     6.90%    9.58%   12.21%   13.14%   13.12%   15.00%   19.90%   27.90%   28.11%   25.46%   24.94%
INTERNATIONAL             13.19%    13.86%   13.52%   12.48%   16.36%   18.91%   17.90%   20.06%   20.11%   19.01%   18.11%   15.83%
  EQUITY
SMALL CAP EQUITY           7.60%     6.53%   11.20%    8.28%    4.02%    5.30%    6.76%    7.58%    6.69%   12.93%   12.74%   12.89%
LARGE CAP EQUITY          38.19%    47.97%   46.33%   45.36%   43.86%   40.42%   38.59%   35.87%   28.94%   22.86%   27.83%   26.44%

             .00% 0.00%  100.00%   100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%


*    =    Large-cap equity
**   =    Small-cap equity
***  =    International equity
+    =    Bonds
++   =    Cash Equivalents


As a result of their respective asset allocation strategies, both OneSource Allocation Portfolios should exhibit less volatility than an all stock fund such as an S&P 500(R) Index fund. For example, on October 27, 1997, the S&P 500 Index lost 6.87% -- the largest single day decline during the reporting period. By comparison, on that same day, the OneSource Portfolios -- Growth Allocation and Balanced Allocation Funds lost only 3.71% and 2.69%, respectively.

Although both domestic and international markets experienced significant volatility during, and especially towards the end of the reporting period, it is important to maintain a long-term perspective. Even with correc-tions of 10.8% during the month of October 1997, both the S&P 500 Index and the MSCI-EAFE Index achieved positive returns for the one-year period ended October 31, 1997. In fact, market declines of at least 10% are not particularly unusual and occur on average about once every three years. 1 These corrections, however, may not be so apparent over a longer period, which tends to smooth out the impacts of short-term volatility.

We think the most meaningful way for investors to evaluate their exposure to domestic as well as international market risk is not on an individual fund basis, but with regard to their overall investment portfolio. One of the greatest risks of a bear market is the risk of selling at the bottom of a market downturn. It is for this reason that your asset allocation strategy and total portfolio exposure should be set at an appropriate level for you -- one that allows you to "ride out" market downturns over the long term. The different risk and potential return profiles of the two OneSource Allocation Portfolios offer one way to achieve long-term exposure to the equity markets, taking into consideration that each individual investor has a different tolerance for risk and should have a portfolio with a risk profile that reflects that tolerance level.

 1   Source: Mark W. Riepe and Derek A. Sasveld, "Equity Investments," in Scott
     L. Lummer and Mark W. Riepe (ed.), Pension Investment Handbook 1998 Supplement, New York: Panel Publishing, 1998.

SCHWAB ONESOURCE PORTFOLIOS -- SMALL COMPANY FUND


We are pleased to present the first report to shareholders of the Schwab OneSource Portfolios -- Small Company Fund, which commenced operations on September 16, 1997. The Fund seeks long-term capital appreciation, investing primarily in small company equity funds.


ASSET MIX 1                 TOP TEN HOLDINGS 1
                            ---------------------------------------------------
                            MUTUAL FUND                   % OF FUND INVESTMENTS
                            ---------------------------------------------------
                            Neuberger & Berman Fund                 10.7
                            ---------------------------------------------------
                            Oakmark Small Capital Fund              10.2
                            ---------------------------------------------------
                            Managers Special Equity Fund             8.4
                            ---------------------------------------------------
                            State Street Research Aurora Fund --
Cash Equivalents: 6%        Class A                                  6.3
                            ---------------------------------------------------
Mid-Cap Funds:    4%        Longleaf Partners Small Cap Fund         5.9
                            ---------------------------------------------------
Micro-Cap Funds: 11%        Munder Small Company Growth Fund --
                            Class Y                                  5.9
Small-Cap Funds: 79%        ---------------------------------------------------
                            Royce Premier Fund                       5.8
                            ---------------------------------------------------
                            Compass Small Cap Value Equity Portfolio 5.7
                            ---------------------------------------------------
                            Heritage Small Cap Stock Fund            4.3
                            ---------------------------------------------------
                            State Street Research Global Energy
                            Fund -- Class A                          4.0
                            ---------------------------------------------------
                            TOTAL                                   67.2%
                            ---------------------------------------------------

 1 This information is as of 10/31/97 and may not be indicative of current or future investments. A complete listing of the Fund's holdings as of 10/31/97 can be found in the Schedule of Investments later in this report.

Schwab OneSource Portfolios -- Small Company Fund
FUND PERFORMANCE

The graph to the right compares the growth of a hypothetical $10,000 investment in the Schwab OneSource Portfolios -- Small Company Fund, made at its inception, with a similar investment in the Russell 2000 Index. A detailed analysis of the respective performance of the Fund and the index is provided in the Questions to the Portfolio Management Team section.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

                   ONESOURCE PORTFOLIOS -- SMALL COMPANY FUND
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                       SMALL COMPANY FUND       RUSSELL 2000
                                       ------------------       ------------
 9/16/97                                    $10,000               $10,000
 9/30/97                                    $10,260               $10,201
10/31/97                                    $ 9,930               $ 9,753

--------- = Small Company Fund
_________ = Russell 2000 Index

CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED 10/31/97

                                                       Since inception (9/16/97)
--------------------------------------------------------------------------------
ONESOURCE PORTFOLIOS -- SMALL COMPANY FUND 1                    -0.70%
--------------------------------------------------------------------------------
Russell 2000 Index                                              -2.47%
--------------------------------------------------------------------------------


CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED 9/30/97

                                                       Since inception (9/16/97)
--------------------------------------------------------------------------------
ONESOURCE PORTFOLIOS -- SMALL COMPANY FUND 1                       2.60%
--------------------------------------------------------------------------------


 1 The Investment Manager and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, as of 10/31/97 and as of 9/30/97, the cumulative since inception total returns would have been -0.79% and 2.57%, respectively.

Schwab OneSource Portfolios -- Small Company Fund
QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM


Q: HOW DID THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD COMPARE TO THAT OF ITS BENCHMARK, THE RUSSELL 2000 INDEX?

A: The Fund commenced operations on September 16, 1997, and as a result, its entire operating history as of the end of its October 31 fiscal year was approximately six weeks. Although it is a requirement that we report the Fund's performance to you for this short period, we also think it is important to caution investors about such short-term performance comparisons. Simply put, they just typically are not very useful and it might not be prudent to use them to draw any meaningful conclusions.

The Fund had an inception-to-date total return of -0.70% which, although negative, still compared favorably to the Russell 2000 Index total return of -2.47% for the same period. The reason for the Fund's better performance was a slight tilt towards value funds. Additionally, the Fund's limited exposure to aggressive growth funds and those with heavy technology exposure as well as a significant exposure to micro-cap funds also helped.

Q: HOW WERE THE INITIAL FUNDS SELECTED? WHAT WERE THE PORTFOLIO CONSTRUCTION OBJECTIVES?

A: The underlying funds were selected based on the same criteria as those for the other OneSource Portfolios -- an expectation of superior risk-adjusted return and a history of style consistency. It is our objective to achieve superior performance when compared to the Fund's benchmark, the Russell 2000 Index, through better risk control and an emphasis on funds that overweight the style, sector, and capitalization attributes that we anticipate should provide the most attractive opportunities based on our risk/return outlook for small-company stocks.

Q: WHY ARE SMALL-COMPANY STOCKS AN ATTRACTIVE INVESTMENT OPTION? HOW SHOULD THEY FIT INTO AN ASSET ALLOCATION PLAN?

A: Small-company stocks have certain characteristics that may make them attractive elements of a well-diversified investment portfolio. Historically, small company stocks have exhibited among the highest return potential and volatility characteristics of all major classes of investment assets.

For the 20-year period ended 1996, small-company stocks provided an average annual return of 16.6% as compared to the 14.5% returns produced by large-company stocks (as measured by the S&P 500 Index(R)) and the 14.6% returns of international stocks (as measured by the MSCI-EAFE Index). However, during that same period, small-company stocks also exhibited the greatest volatility, as measured by the annual standard deviation of 19.4%. Large-company and international stocks had lower deviations of 14.4% and 17.0%, respectively, for the same period. 1

Small-company stocks can be added to a diversified, long-term investment plan and may enhance the portfolio's long-term total return potential. However, there is also greater price volatility associated with small-company stocks which may be the result of their


1 Source: As reported by BARRA, Inc. Specific sources for data are the S&P 500 for large-company stocks, Ibbotson and BARRA Small-Cap Indexes for small company stocks, and the MSCI-EAFE Index for international stocks.

having less market liquidity or publicly available information than large-company stocks. There may also be fewer investors who monitor the activities of small companies than investors who monitor the activities of large companies. Typically, because of the volatility characteristics of small-company stocks, investors with higher risk tolerances and longer-term investment horizons may be able to consider a larger allocation to small-company stocks. Investors with lower risk tolerances and shorter-term investment horizons may want to consider a lower allocation to small-company stocks. Since small-company stock returns are not perfectly correlated with returns of other major asset classes (such as large-company stocks, international stocks, or bonds), combining small-company stocks in a portfolio with other asset classes may provide total portfolio returns with lower return volatility characteristics than those of an all small-company stock portfolio.

Q: HOW HAS THE RECENT PERFORMANCE OF SMALL-CAP STOCKS COMPARED TO THAT OF
   LARGE-CAP STOCKS?

A: As shown on the following graphs, the total returns for domestic large-cap and small-cap stocks have been fairly comparable during the decade of the '90s. However, as has been characteristic of these asset classes in the past, there have been sub-periods of relative under and overperformance. As the second graph shows, small-cap stocks generally outperformed large-cap stocks for the period from 1991 to 1993. Large-cap stocks have been the clear winner from 1994 through the second quarter of 1997. Although not readily apparent from viewing these graphs, small-cap stocks also have exhibited a higher level of volatility thus far in the 1990s.

                   LARGE-CAP AND SMALL-CAP RETURNS IN THE '90S

                       ______ = Large-Cap Returns
                       ------ = Small-Cap Returns

                   1.000           1.000
                 LARGE-CAP       SMALL-CAP
                 ---------       ---------
Jan-90              93.3%            91.7%
Feb-90              94.5%            94.2%
Mar-90              97.0%            97.2%
Apr-90              94.6%            93.6%
May-90             103.8%           101.0%
Jun-90             103.0%           101.0%
Jul-90             102.7%            97.4%
Aug-90              93.5%            85.7%
Sep-90              88.9%            78.8%
Oct-90              88.6%            75.1%
Nov-90              94.3%            81.5%
Dec-90              96.8%            85.1%
Jan-91             101.1%            91.9%
Feb-91             108.4%           101.3%
Mar-91             110.9%           106.8%
Apr-91             111.2%           106.6%
May-91             116.0%           111.5%
Jun-91             110.7%           105.6%
Jul-91             115.9%           111.6%
Aug-91             118.6%           115.8%
Sep-91             116.6%           115.8%
Oct-91             118.2%           118.4%
Nov-91             113.4%           113.6%
Dec-91             126.4%           124.9%
Jan-92             124.0%           131.1%
Feb-92             125.6%           134.5%
Mar-92             123.2%           130.2%
Apr-92             126.8%           127.6%
May-92             127.5%           128.8%
Jun-92             125.6%           124.3%
Jul-92             130.7%           129.0%
Aug-92             128.0%           125.6%
Sep-92             129.5%           127.7%
Oct-92             130.0%           131.5%
Nov-92             134.3%           140.2%
Dec-92             136.1%           145.1%
Jan-93             137.1%           148.6%
Feb-93             138.9%           146.5%
Mar-93             142.0%           152.0%
Apr-93             138.5%           147.6%
May-93             142.2%           153.5%
Jun-93             142.7%           155.1%
Jul-93             142.0%           156.1%
Aug-93             147.4%           163.0%
Sep-93             146.3%           166.1%
Oct-93             149.3%           168.1%
Nov-93             148.0%           162.7%
Dec-93             149.8%           169.1%
Jan-94             154.8%           174.4%
Feb-94             150.6%           173.8%
Mar-94             144.1%           165.3%
Apr-94             146.0%           166.3%
May-94             148.4%           164.6%
Jun-94             144.7%           159.5%
Jul-94             149.5%           163.8%
Aug-94             155.6%           172.6%
Sep-94             151.9%           170.9%
Oct-94             155.3%           171.2%
Nov-94             149.6%           163.7%
Dec-94             151.8%           167.3%
Jan-95             155.8%           166.9%
Feb-95             161.8%           175.3%
Mar-95             166.5%           179.6%
Apr-95             171.4%           182.8%
May-95             178.2%           186.7%
Jun-95             182.4%           195.6%
Jul-95             188.5%           207.2%
Aug-95             189.0%           210.5%
Sep-95             197.0%           214.5%
Oct-95             196.3%           207.7%
Nov-95             205.0%           216.6%
Dec-95             208.9%           220.3%
Jan-96             216.0%           221.9%
Feb-96             218.2%           228.6%
Mar-96             220.3%           233.2%
Apr-96             223.7%           244.0%
May-96             229.4%           250.6%
Jun-96             230.3%           242.9%
Jul-96             220.1%           225.1%
Aug-96             224.9%           238.1%
Sep-96             237.5%           248.4%
Oct-96             244.0%           246.8%
Nov-96             262.5%           258.7%
Dec-96             257.4%           262.2%
Jan-97             273.5%           269.5%
Feb-97             275.7%           265.5%
Mar-97             264.2%           253.5%
Apr-97             280.0%           256.7%
May-97             297.2%           280.3%
Jun-97             310.3%           291.8%
Jul-97             335.0%           308.9%
Aug-97             316.5%           313.2%
Sep-97             333.8%           333.6%
Oct-97             322.8%           318.6%





                  LARGE-CAP AND SMALL-CAP RELATIVE PERFORMANCE

                      LARGE-CAP STRONG RELATIVE PERFORMANCE

                      SMALL-CAP STRONG RELATIVE PERFORMANCE


Q190          -0.3%
Q290           2.3%
Q390           8.2%
Q490           1.0%
Q191         -10.9%
Q291           0.0%
Q391          -3.2%
Q491           0.5%
Q192          -6.8%
Q292           6.5%
Q392           0.4%
Q492          -8.5%
Q193          -0.4%
Q293          -1.6%
Q393          -4.5%
Q493           0.6%
Q194          -1.6%
Q294           4.0%
Q394          -2.2%
Q494           2.1%
Q195           2.3%
Q295           0.6%
Q395          -1.6%
Q495           3.3%
Q196          -0.4%
Q296           0.4%
Q396           0.9%
Q496           2.8%
Q197           6.0%
Q297           2.3%
Q397          -6.8%

SCHWAB ONESOURCE PORTFOLIOS--INTERNATIONAL
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
October 31, 1997

                                 Number         Value
                               of Shares       (000s)
                               ----------      -------
MUTUAL FUNDS--93.9%
American Century-Twentieth
  Century International
  Discovery Fund+                 304,961      $ 2,678
American Century-Twentieth
  Century International
  Growth Fund                     809,270        7,486
Berger/Biam International
  Core Fund+                      221,885        2,376
BT International Equity Fund      407,699        8,361
Excelsior Pan European Fund       430,970        5,266
Federated International Small
  Company Fund+                   293,686        4,314
Hotchkis & Wiley
  International Fund              213,711        5,061
Invesco European Small
  Company Fund                    107,877        1,729
Ivy International Fund
  Class A                         147,086        5,700
Janus Overseas Fund               417,564        7,491
Oakmark International Fund        295,016        4,959
Oppenheimer International
  Growth Fund Class A+            425,338        6,163

                                 Number         Value
                               of Shares       (000s)
                               ----------      -------
Scudder Japan Fund                617,450      $ 5,014
SoGen Overseas Fund               550,253        7,704
Swiss Helvetia Fund Inc.           40,000          955
Van Eck Global Hard Assets
  Fund Class A                     46,927          834
                                               -------
TOTAL MUTUAL FUNDS
  (Cost $72,528)                                76,091
                                               -------

                                  Par
                               ----------
CASH EQUIVALENTS--6.1%
MSTC Cash Reserve Liquid
  Asset Fund
  5.38%*, 11/07/97             $4,924,802        4,925
                                               -------
TOTAL CASH EQUIVALENTS
  (Cost $4,925)                                  4,925
                                               -------
TOTAL INVESTMENTS--100.0%
  (Cost $77,453)                               $81,016
                                               =======

See accompanying Notes to Schedules of Investments and Notes to Financial Statements.

SCHWAB ONESOURCE PORTFOLIOS--GROWTH ALLOCATION
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
October 31, 1997

                                Number         Value
                               of Shares       (000s)
                               ---------      --------
MUTUAL FUNDS--93.6%
American Century-Twentieth
  Century International
  Discovery Fund+                212,540      $  1,866
American Century-Benham
  Intermediate Term Treasury
  Fund                           289,238         3,043
American Century-Benham Long
  Term Treasury Fund             190,146         1,970
American Century-Benham
  Target 2020+                   133,075         3,846
American Century-Twentieth
  Century International
  Growth Fund                    756,086         6,994
Baron Asset Fund                 129,028         5,983
Barr Rosenberg U.S. Small
  Capitalizaton Fund             655,129         6,112
BT International Equity Fund     171,095         3,509
Excelsior Long Term Supply
  Fund                            97,784         1,406
Federated U.S. Government
  Securities Fund 1-3 Years
  Institutional Shares           290,266         3,022
Franklin California Growth
  Fund                           303,817         7,200
Ivy International Fund
  Class A                         56,719         2,198
Janus Overseas Fund              434,470         7,794
Kemper Short Intermediate
  Government Fund Class A        160,690         1,257
Longleaf Partners Realty Fund    401,033         7,154
Oakmark Small Capital Fund+      307,343         6,039
Oppenheimer Bond Fund for
  Growth Class A                 159,625         2,568

                                Number         Value
                               of Shares       (000s)
                               ---------      --------
Papp American Abroad Fund         83,731      $  2,109
PIMCO Long Term U.S.
  Government Fund                 71,444           745
Robertson Stephens Partners
  Fund+                          271,192         4,936
Scudder Japan Fund               440,349         3,576
Sound Shore Fund                 292,473         8,362
Strong Advantage Fund            931,155         9,396
Strong Schafer Value Fund         55,172         3,553
Thornburg Limited Term U.S.
  Government Fund Class I        136,131         1,685
Torray Fund                      147,139         4,655
Westwood Equity Retail Fund      259,389         2,402
White Oak Growth Stock Fund      183,130         5,364
                                              --------
TOTAL MUTUAL FUNDS
  (Cost $108,420)                              118,744
                                              --------

                                 Par
                              ----------
CASH EQUIVALENTS--6.4%
MSTC Cash Reserve Liquid
  Asset Fund
  5.38%*, 11/07/97            $8,163,128         8,163
                                              --------
TOTAL CASH EQUIVALENTS
  (Cost $8,163)                                  8,163
                                              --------
TOTAL INVESTMENTS--100.0%
  (Cost $116,583)                             $126,907
                                              ========

See accompanying Notes to Schedules of Investments and Notes to Financial Statements.

SCHWAB ONESOURCE PORTFOLIOS--BALANCED ALLOCATION
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
October 31, 1997

                                 Number         Value
                                of Shares      (000s)
                                ---------      -------
MUTUAL FUNDS--93.1%
American Century-Twentieth
  Century International
  Discovery Fund+                  82,359      $   723
American Century-Benham
  Intermediate Term Treasury
  Fund                            289,238        3,043
American Century-Benham Long
  Term Treasury Fund              188,502        1,953
American Century-Benham Target
  2020+                            64,914        1,876
American Century-Twentieth
  Century International Growth
  Fund                            245,015        2,266
Baron Asset Fund                   49,998        2,318
Barr Rosenberg U.S. Small
  Capitalizaton Fund              197,551        1,843
BT International Equity Fund       83,551        1,714
Federated U.S. Government
  Securities Fund 1-3 Years
  Institutional Shares            290,266        3,022
Franklin California Growth
  Fund                             98,412        2,332
Ivy International Fund Class A     13,687          530
Janus Overseas Fund               188,232        3,377
Kemper Short Intermediate
  Government Fund Class A          78,384          613
Longleaf Partners Realty Fund     162,452        2,898
Oakmark Small Capital Fund+       119,319        2,345
Oppenheimer Bond Fund for
  Growth Class A                  115,426        1,857
Papp American Abroad Fund          40,909      $ 1,030

                                 Number         Value
                                of Shares      (000s)
                                ---------      -------
PIMCO Long Term U.S.
  Government Fund                  70,827          739
Robertson Stephens Partners
  Fund+                            85,523        1,557
Scudder Japan Fund                166,191        1,349
Sound Shore Fund                  101,646        2,906
Strong Advantage Fund             800,988        8,083
Strong Schafer Value Fund          17,852        1,149
Thornburg Limited Term U.S.
  Government Fund Class I         202,431        2,506
Torray Fund                        53,185        1,683
Westwood Balanced Fund            196,753        2,231
Westwood Equity Retail Fund       105,464          977
White Oak Growth Stock Fund        46,167        1,352
                                               -------
TOTAL MUTUAL FUNDS
  (Cost $54,125)                                58,272
                                               -------

                                  Par
                               ----------
CASH EQUIVALENTS--6.9%
MSTC Cash Reserve Liquid
  Asset Fund
  5.38%*, 11/07/97             $4,301,789        4,302
                                               -------
TOTAL CASH EQUIVALENTS
  (Cost $4,302)                                  4,302
                                               -------
TOTAL INVESTMENTS--100.0%
  (Cost $58,427)                               $62,574
                                               =======

See accompanying Notes to Schedules of Investments and Notes to Financial Statements.

SCHWAB ONESOURCE PORTFOLIOS--SMALL COMPANY
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
October 31, 1997

                                Number         Value
                               of Shares       (000s)
                               ---------      --------
MUTUAL FUNDS--94.3%
Accessor Small to Mid Cap
  Portfolio                      168,728      $  4,083
Baron Asset Fund                  62,134         2,881
Barr Rosenberg U.S. Small
  Capitalizaton Fund             133,175         1,243
Compass Small Cap Value
  Equity Portfolio               592,523        11,702
Eclipse Equity Fund              312,145         5,453
Federated Mini Cap Fund          236,147         3,939
Fremont U.S. Micro Cap Fund      180,734         4,101
Heritage Small Cap Stock
  Fund+                          295,837         8,990
Jurika & Voyles Mini Cap Fund     64,241         1,504
Lazard Bantam Value Portfolio
  Retail Shares+                 117,371         1,991
Longleaf Partners Small Cap
  Fund                           548,354        12,239
Managers Special Equity Fund     281,304        17,455
Munder Small Company Growth
  Fund Class Y+                  485,962        12,193
Neuberger & Berman Fund+       1,326,191        22,082
Nicholas Applegate Mini Cap
  Growth Institutional
  Portfolio+                     110,103         2,602
Oakmark Small Capital Fund+    1,077,367        21,170
Perritt Growth Fund+              33,426           593
Robertson Stephens Micro Cap
  Growth Fund+                   205,028         2,983
Royce Premier Fund+            1,275,326        12,090
Royce Total Return Fund+         312,907      $  2,397

                                Number         Value
                               of Shares       (000s)
                               ---------      --------
Schroder Small Capitalization
  Value Fund+                    158,211         2,797
Scudder Micro Cap Fund           156,225         2,793
Skyline Special Equities II
  Portfolio+                     293,542         4,394
State Street Research Aurora
  Fund Class A                   640,736        12,975
State Street Research Global
  Energy Fund Class A            317,523         8,310
Strong Advantage Fund                687             7
Turner Small Cap Fund+           179,135         4,455
Wachovia Special Values Fund
  Class Y+                       183,585         3,488
Wasatch Micro Cap Fund+        1,024,390         4,333
                                              --------
TOTAL MUTUAL FUNDS
  (Cost $198,033)                              195,243
                                              --------

                                 Par
                             -----------
CASH EQUIVALENTS--5.7%
MSTC Cash Reserve Liquid
  Asset Fund
  5.38%*, 11/07/97           $11,766,924        11,767
                                              --------
TOTAL CASH EQUIVALENTS
  (Cost $11,767)                                11,767
                                              --------
TOTAL INVESTMENTS--100.0%
  (Cost $209,800)                             $207,010
                                              ========

---------------

NOTES TO SCHEDULES OF INVESTMENTS

+ Non-Income Producing Security.
* Interest rate represents the yield on report date.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (in thousands)
October 31, 1997

                                                                                Schwab OneSource Portfolios
                                                                     --------------------------------------------------
                                                                                       Growth      Balanced     Small
                                                                     International   Allocation   Allocation   Company
                                                                     -------------   ----------   ----------   --------
ASSETS
Investments at value (Cost $77,453, $116,583, $58,427 and $209,800,
  respectively)                                                         $81,016       $126,907     $ 62,574    $207,010
Receivable for fund shares sold                                             118            105          114         387
Dividends receivable                                                         --             94           95         358
Interest receivable                                                           5             17           11          23
Miscellaneous assets                                                         55             14           14          11
                                                                        -------       --------      -------    --------
    Total Assets                                                         81,194        127,137       62,808     207,789
                                                                        -------       --------      -------    --------
LIABILITIES
Payable for investments purchased                                            --          3,090        1,593         358
Payable for fund shares redeemed                                             48             61           20         323
Payable for investment advisory fee                                          --              5            1          --
Payable to advisor                                                           --             --           --          27
Custodian fee payable                                                        24              6            4           6
Deferred organization costs payable                                           2              3            3          11
Accrued expenses                                                             34             95           54          14
                                                                        -------       --------      -------    --------
    Total Liabilities                                                       108          3,260        1,675         739
                                                                        -------       --------      -------    --------
Net Assets applicable to outstanding shares                             $81,086       $123,877     $ 61,133    $207,050
                                                                        =======       ========      =======    ========
NET ASSETS CONSIST OF:
  Paid-in-capital                                                       $75,514       $109,274     $ 54,840    $209,671
  Undistributed (overdistributed) net investment income                     (43)           840          889         316
  Accumulated net realized gain (loss) on investments sold                2,052          3,439        1,257        (147)
  Net unrealized appreciation (depreciation) on investments               3,563         10,324        4,147      (2,790)
                                                                        -------       --------      -------    --------
                                                                        $81,086       $123,877     $ 61,133    $207,050
                                                                        =======       ========      =======    ========
PRICING OF SHARES:
  Outstanding shares, $0.00001 par value (unlimited shares
    authorized)                                                           7,465         10,681        5,371      20,857
  Net asset value, offering and redemption price per share               $10.86         $11.60       $11.38       $9.93

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (in thousands)

                                                                            Schwab OneSource Portfolios
                                                             ----------------------------------------------------------
                                                                                Growth        Balanced        Small
                                                             International    Allocation     Allocation      Company
                                                             -------------   ------------   ------------   ------------
                                                              Year ended     Period ended   Period ended   Period ended
                                                              October 31,    October 31,    October 31,    October 31,
                                                                 1997           1997+          1997+          1997++
                                                             -------------   ------------   ------------   ------------
Investment income:
  Dividends                                                     $ 1,383        $  2,307        $1,553        $    399
  Interest                                                           80             160            89              41
                                                                 ------         -------        ------         -------
    Total investment income                                       1,463           2,467         1,642             440
                                                                 ------         -------        ------         -------
Expenses:
  Investment advisory and administration fee                        589             733           357             192
  Transfer agency and shareholder service fees                      193             240           116              61
  Custodian fees                                                     44              25            25               6
  Registration fees                                                  81             123            92              24
  Professional fees                                                  22              39            28              14
  Shareholder reports                                                48              42            42              10
  Trustees' fees                                                      7               8             6               1
  Amortization of deferred organization costs                        14               3             3              --
  Insurance and other expenses                                        3               4             4               1
                                                                 ------         -------        ------         -------
                                                                  1,001           1,217           673             309
Less expenses reduced and absorbed (Note 4)                        (616)           (738)         (440)           (185)
                                                                 ------         -------        ------         -------
    Total expenses incurred by Fund                                 385             479           233             124
                                                                 ------         -------        ------         -------
Net investment income                                             1,078           1,988         1,409             316
                                                                 ------         -------        ------         -------
Net realized gain (loss) on investments sold                      1,075           2,349           804            (159)
Net realized gain received from underlying funds                    977           1,090           453              12
Net unrealized appreciation (depreciation) on investments         4,087          10,324         4,147          (2,790)
                                                                 ------         -------        ------         -------
Net gain (loss) on investments                                    6,139          13,763         5,404          (2,937)
                                                                 ------         -------        ------         -------
Increase (decrease) in net assets resulting from operations     $ 7,217        $ 15,751        $6,813        $ (2,621)
                                                                 ======         =======        ======         =======

---------------

+ For the period from November 18, 1996 (commencement of operations) to October 31, 1997.
++ For the period from September 16, 1997 (commencement of operations) to October 31, 1997.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (in thousands)

                                                                         Schwab OneSource Portfolios
                                                     -------------------------------------------------------------------
                                                                                   Growth       Balanced        Small
                                                          International          Allocation    Allocation      Company
                                                     -------------------------   -----------   -----------   -----------
                                                        Year         Period
                                                     -----------   -----------               Periods ended
                                                        ended         ended      ---------------------------------------
                                                     October 31,   October 31,   October 31,   October 31,   October 31,
                                                        1997          1996+        1997++        1997++        1997+++
                                                     -----------   -----------   -----------   -----------   -----------
Operations:
  Net investment income                               $   1,078      $    12      $   1,988     $   1,409     $     316
  Net realized gain (loss) on investments                 1,075           --          2,349           804          (159)
  Net realized gain received from underlying funds          977           --          1,090           453            12
  Net unrealized appreciation (depreciation) on
    investments sold                                      4,087         (524)        10,324         4,147        (2,790)
                                                       --------     --------       --------      --------     ----------
  Increase (decrease) in net assets resulting from
    operations                                            7,217         (512)        15,751         6,813        (2,621)
                                                       --------     --------       --------      --------     ----------
Dividends to shareholders from net investment
  income                                                 (1,090)          --         (1,148)         (520)           --
Dividend in excess of net investment income                 (43)          --             --            --            --
                                                       --------     --------       --------      --------     ----------
                                                         (1,133)          --         (1,148)         (520)           --
                                                       --------     --------       --------      --------
Capital Share Transactions:
  Proceeds from shares sold                              46,429       59,980        140,642        69,114       218,803
  Net asset value of shares issued in reinvestment
    of dividends                                          1,062           --          1,078           488            --
  Less payments for shares redeemed                     (31,669)        (288)       (32,446)      (14,762)       (9,132)
                                                       --------     --------       --------      --------     ----------
  Increase in net assets from capital share
    transactions                                         15,822       59,692        109,274        54,840       209,671
                                                       --------     --------       --------      --------     ----------
Total increase in net assets                             21,906       59,180        123,877        61,133       207,050
Net Assets:
  Beginning of period                                    59,180           --             --            --            --
                                                       --------     --------       --------      --------     ----------
  End of period (including undistributed
    (overdistributed) net investment income of
    $(43), $12, $840, $889, and $316, respectively)   $  81,086      $59,180      $ 123,877     $  61,133     $ 207,050
                                                       ========     ========       ========      ========     ==========
Number of Fund shares:
  Sold                                                    4,299        5,999         13,607         6,715        21,761
  Reinvested                                                105           --            112            49            --
  Redeemed                                               (2,909)         (29)        (3,038)       (1,393)         (904)
                                                       --------     --------       --------      --------     ----------
  Net increase in shares outstanding                      1,495        5,970         10,681         5,371        20,857
                                                       ========     ========       ========      ========     ==========

---------------

+ For the period from October 16, 1996 (commencement of operations) to October 31, 1996.
++ For the period from November 18, 1996 (commencement of operations) to October 31, 1997.
+++ For the period from September 16, 1997 (commencement of operations) to October 31, 1997.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period ended:

                                                                                    Growth       Balanced        Small
                                                            International         Allocation    Allocation      Company
                                                      -------------------------   -----------   -----------   -----------
                                                      October 31,   October 31,   October 31,   October 31,   October 31,
                                                         1997          1996+        1997++        1997++        1997+++
                                                      -----------   -----------   -----------   -----------   -----------
Net asset value at beginning of period                  $  9.91       $ 10.00      $   10.00      $ 10.00      $   10.00
Income from investment operations
  Net investment income                                    0.17            --           0.08         0.17           0.02
  Net realized and unrealized gain (loss) on
    investments                                            0.95         (0.09)          1.66         1.34           (.09)
                                                      -----------   -----------   -----------   -----------   -----------
  Total from investment operations                         1.12         (0.09)          1.74         1.51          (0.07)
Less distributions
  Dividends from net investment income                    (0.17)           --          (0.14)       (0.13)            --
  Dividends in excess of net investment income**             --            --             --           --             --
                                                      -----------   -----------   -----------   -----------   -----------
  Total distributions                                     (0.17)           --          (0.14)       (0.13)            --
                                                      -----------   -----------   -----------   -----------   -----------
Net asset value at end of period                        $ 10.86       $  9.91      $   11.60      $ 11.38      $    9.93
                                                      ==========    ==========    ==========    ==========    ==========
Total return (not annualized)                             11.47%        (0.90)%        17.60%       15.27%         (0.70)%
Ratios/Supplemental data
  Net assets, end of period (in thousands)              $81,086       $59,180      $ 123,877      $61,133      $ 207,050
  Ratio of expenses to average net assets++                0.50%         0.50%*         0.50%*       0.50%*         0.50%*
  Ratio of net investment income to average net
    assets++                                               1.40%         0.52%*         2.07%*       3.03%*         1.29%*
  Portfolio turnover rate                                   179%            0%           192%         171%            10%

---------------

++ The information contained in the above table is based on actual expenses for each period, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Funds' expense and net investment income ratios would have been:

    Ratio of expenses to average net assets                1.30%         3.41%*         1.27%*       1.45%*         1.25%*
    Ratio of net investment income to average net
      assets                                               0.60%        (2.39)%*        1.30%*       2.08%*         0.54%*

*   Annualized
** Amount per share does not round to a full penny for the International Fund as of October 31, 1997.
+   Period from October 16, 1996 (commencement of operations) to October 31,
    1996.
++  Period from November 18, 1996 (commencement of operations) to October 31,
    1997.
+++ Period from September 16, 1997 (commencement of operations) to October 31,
    1997.

    See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
October 31, 1997
1. DESCRIPTION OF THE FUNDS

The Schwab OneSource Portfolios -- International, Growth Allocation, Balanced Allocation, and Small Company (the "Funds") are series of Schwab Capital Trust (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The investment objective for the International is to seek long-term capital appreciation. The investment objective for the Growth Allocation is to provide capital growth with less volatility than a portfolio comprised entirely of stock funds. The investment objective for the Balanced Allocation is to provide capital growth and income with less volatility than the Growth Allocation Fund. The investment objective for the Small Company is to seek long-term capital appreciation.

In addition to the Funds, the Trust also offers the Schwab International Index Fund(R), Schwab Small-Cap Index Fund(R), Schwab Asset Director(R) -- High Growth Fund, Schwab Asset Director -- Balanced Growth Fund, Schwab Asset Director -- Conservative Growth Fund, Schwab S&P 500 Fund and Schwab Analytics Fund(R). The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. Investments in securities traded on an exchange and unlisted securities are valued at the last quoted sale price on the exchange on which such securities are primarily traded, or if a sale is not reported for that day, at the mean between the most recent bid and asked prices. Other investments, for which no quotations are readily available, are valued at fair value as determined by the Funds' investment manager pursuant to guidelines adopted in good faith by the Board of Trustees.

Security transactions and investment income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Realized gains and losses from security transactions are determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is accrued on a daily basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

--------------------------------------------------------------------------------

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

At October 31, 1997, (for financial reporting and federal income tax purposes), net unrealized appreciation (depreciation) for the International, Growth Allocation, Balanced Allocation, and Small Company aggregated $3,563,000, $10,324,000, $4,147,000, and ($2,790,000) respectively, of which $4,195,000,
$10,762,000, $4,270,000, and $580,000 respectively, related to appreciated securities and $630,000, $438,000, $123,000, and $3,370,000 respectively, related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager") whereby the Investment Manager manages the Funds' business affairs and provides underlying fund analysis, selection, ongoing monitoring, and investment management services. For these services, each Fund pays an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion. The Investment Manager reduced a portion of its fees during the periods ended October 31, 1997 (See Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has waived its fees for the periods ended October 31, 1997 (See Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the periods ended October 31, 1997, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act, as amended. The Funds incurred fees aggregating $22,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab guarantee that, through at least February 28, 1999, each Fund's total operating expenses will not exceed 0.50% of the Fund's average daily net assets, after waivers and reimbursements. For purpose of this guarantee, operating expenses do not include interest expenses,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

extraordinary expenses, taxes, foreign taxes and capital items. Schwab has agreed to waive its Transfer Agent and Shareholder Services fees through at least December 31, 2001.

For the periods ended October 31, 1997, the totals of such fees and expenses reduced and absorbed by the Investment Manager were $423,000, $498,000, $321,000, and $124,000 for the International, Growth Allocation, Balanced Allocation and Small Company, respectively. The totals of such fees reduced by Schwab were $193,000, $240,000, $119,000, and $61,000 for the International,
Growth Allocation, Balanced Allocation and Small Company, respectively (see Financial Highlights).

5. BORROWING AGREEMENT

The Trust has an arrangement with Bank of New York Trust Company whereby the Funds may borrow, in aggregate, up to $100,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Funds. During the periods ended October 31, 1997, no borrowings were made under this arrangement.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, for the periods ended October 31, 1997, were as follows (in thousands):

                                                             Growth       Balanced
                                           International   Allocation    Allocation    Small Company
                                            ----------     -----------   -----------   -------------
                                            October 31,    October 31,   October 31,    October 31,
                                               1997           1997+         1997+         1997++
                                           -------------   -----------   -----------   -------------
Purchases                                    $ 150,941      $ 291,967     $ 134,418      $ 217,592
Proceeds of sales                            $ 132,555      $ 188,892     $  81,097      $  19,399

---------------

+  Period from November 18, 1996 (commencement of operations) to October 31,
   1997.
++ Period from September 16, 1997 (commencement of operations) to October 31,
   1997.

--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Schwab OneSource Portfolios -- International,
Schwab OneSource Portfolios -- Growth Allocation,
Schwab OneSource Portfolios -- Balanced Allocation and
Schwab OneSource Portfolios -- Small Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab OneSource
Portfolios -- International, Schwab OneSource Portfolios -- Growth Allocation, Schwab OneSource Portfolios -- Balanced Allocation and Schwab OneSource Portfolios -- Small Company (four series constituting part of Schwab Capital Trust, hereafter referred to as the "Trust") at October 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
December 5, 1997

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                              SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money funds.

                          SCHWAB ASSET ALLOCATION FUNDS

                   Schwab Asset Director(R) - High Growth Fund
                  Schwab Asset Director - Balanced Growth Fund
                Schwab Asset Director - Conservative Growth Fund
                 Schwab OneSource Portfolios - Growth Allocation
                Schwab OneSource Portfolios - Balanced Allocation

                               SCHWAB STOCK FUNDS

                               Schwab 1000 Fund(R)
                               Schwab S&P 500 Fund
                            Schwab Analytics Fund(R)
                         Schwab Small-Cap Index Fund(R)
                   Schwab OneSource Portfolios - Small Company
                       Schwab International Index Fund(R)
                   Schwab OneSource Portfolios - International

                                SCHWAB BOND FUNDS

     Schwab Bond Index Funds - Total and Short-Term Bond Market Index Funds*
          Schwab Tax-Free Bond Funds - Long-Term and Short/Intermediate Schwab California Tax-Free Bond Funds - Long-Term and Short/Intermediate

                            SCHWAB MONEY MARKET FUNDS

Schwab offers an array of money market funds + that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

Please call 1-800-435-4000 for a free prospectus and brochure for any of the SchwabFunds(R).

Each prospectus provides more complete information, including fees and expenses. Please read it carefully before investing.
This report must be preceded or accompanied by a current prospectus.

*Formerly known as the Schwab Government Bond Funds - Long-Term and Short/Intermediate.
+Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS                                                      BULK RATE
FAMILY(R)                                                      U.S. POSTAGE
                                                                   PAID
101 Montgomery Street                                         CHARLES SCHWAB
San Francisco, California 94104


INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1997 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. CRS 20204 TF5270R(12/97)